Exhibit 10.2

Banc of America Leasing & Capital, LLC	Equipment Security Note Number 17608-70014

This Equipment Security Note No. 17608-70014, dated as of June 16, 2014 (this “Equipment Note”), is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Loan and Security Agreement No. 17608-70000 dated as of July 20, 2007 (the “Master Agreement”), by and between Banc of America Leasing & Capital, LLC (“Lender”) and Destination XL Group, Inc. (“Borrower”). All capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Master Agreement. If any provision of this Equipment Note conflicts with any provision of the Master Agreement, the provisions contained in this Equipment Note shall prevail. Borrower hereby authorizes Lender to insert the serial numbers and other identification data of the Equipment, dates, and other omitted factual matters or descriptions in this Equipment Note.

The occurrence of an “Event of Default,” as defined in the Master Agreement, shall entitle Lender to accelerate the maturity of this Equipment Note and to declare the Prepayment Amount to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Master Agreement or otherwise available at law or in equity. All of Borrower’s Obligations under this Equipment Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever. Borrower waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce Borrower’s Obligations hereunder, any claim whatsoever against Lender.

1. Equipment Financed; Equipment Location; Grant of Security Interest. Subject to the terms and provisions of the Master Agreement and as provided herein, Lender is providing financing in the principal amount described in Section 2 below to Borrower in connection with the acquisition or financing of the following described Equipment:

Quantity	Description	Serial Number	Cost

See Exhibit A attached hereto

Location of Equipment. The Equipment will be located or (in the case of over-the-road vehicles) based at the following locations:

Location	Address	City	County	State	ZIP

See Exhibit B attached hereto

Borrower has agreed and does hereby grant a security interest in and to the Equipment and the Collateral related thereto, whether now owned or hereafter acquired and wherever located, in order to secure the payment and performance of all Obligations owing to Lender, including but not limited to this Equipment Note, all as more particularly provided in the Master Agreement. Lender’s agreement to provide the financing contemplated herein shall be subject to the satisfaction of all conditions established by Lender and Lender’s prior receipt of all required documentation in form and substance satisfactory to Lender in its sole discretion.

2. Payments. For value received, Borrower promises to pay to the order of Lender, the principal amount of $1,294,383.68, together with interest thereon as provided herein. This Equipment Note shall be payable by Borrower to Lender in 48 consecutive monthly, installments of principal and interest (the “Payments”) commencing on July 23, 2014 (the “Initial Payment”) and continuing thereafter through and including June 23, 2018 (the “Maturity Date”) (collectively, the “Equipment Note Term”). Each Payment shall be in the amount provided below, and due and payable on the same day of the month as the Initial Payment set forth above in each succeeding payment period (each, a “Payment Date”) during Equipment Note Term. All interest hereunder shall be calculated on the basis of a year of 360 days comprised of 12 months of 30 days each. The final Payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid principal amount of this Equipment Note, together with all accrued and unpaid interest, charges and other amounts owing hereunder and under the Master Agreement.

(a) Interest Rate.

Interest shall accrue on the entire principal amount of this Equipment Note outstanding from time to time at a fixed rate of 3.2470 percent per annum or, if less, the highest rate of interest permitted by applicable law (the “Interest Rate”), from the Advance Date set forth below until the principal amount of this Equipment Note is paid in full, and shall be due and payable on each Payment Date.

Equipment Security Note 4.1.06	Page 1 of 1

(b) Payment Amount.

The principal and interest amount of each Payment shall be $28,791.86.

3. Prepayment The outstanding principal balance of this Equipment Note may be prepaid in whole or part at any time, together with interest and late charges accrued through the date of the prepayment, provided that such prepayment shall be accompanied by a prepayment charge calculated as follows: one percent (1%) of the amount of the prepaid if such prepayment occurs during the period from the date of this Equipment Note to the first anniversary hereof; one-half percent (0.5%) of the amount prepaid if such prepayment occurs during the period commencing on the first day after the first anniversary hereof and continuing through the second anniversary hereof; and no prepayment charge if such prepayment occurs thereafter. Partial prepayments shall be applied against principal installments in their inverse order of maturity. A prepayment charge will not be due if this Equipment Note is refinanced with the Lender.

4. Borrower Acknowledgements. Upon delivery and acceptance of the Equipment, Borrower shall execute this Equipment Note evidencing the amounts financed by Lender in respect of such Equipment and the Payments of principal and interest hereunder. By its execution and delivery of this Equipment Note, Borrower:

(a)	reaffirms of all of Borrower’s representations, warranties and covenants as set forth in the Master Agreement and represents and warrants that no Default or Event of Default under the Master Agreement exists as of the date hereof;

(b)	represents, warrants and agrees that: (i) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of Borrower; (ii) each item of Equipment has been unconditionally accepted by Borrower for all purposes under the Master Agreement and this Equipment Note; and (iii) there has been no material adverse change in the operations, business, properties or condition, financial or otherwise, of Borrower since August 3, 2013;

(c)	authorizes and directs Lender to advance the principal amount of this Equipment Note to reimburse Borrower or pay Vendors all or a portion of the purchase price of Equipment in accordance with Vendors’ invoices therefor, receipt and approval of which are hereby reaffirmed by Borrower; and

(d)	agrees that Borrower is absolutely and unconditionally obligated to pay Lender all Payments at the times and in the manner set forth herein.

BANC OF AMERICA LEASING & CAPITAL, LLC		Borrower: DESTINATION XL GROUP, INC.

By:	/s/ Gina M. Cabral	By:	/s/ Peter H. Stratton, Jr.

Printed Name:	Gina M. Cabral	Printed Name:	Peter H. Stratton, Jr

Title:	Vice President	Title:	Chief Financial Officer

Equipment Security Note 4.1.06	Page 2 of 2

EXHIBIT A TO EQUIPMENT SECURITY NOTE NO. 17608-70014

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date

Equipment Location: 5106 Whipple Highway Canton, OH 44718
10	99232	DXL	FF-S	014142	Fixtures-Chairs	3/19/2014
10	99232	DXL	FF-S	48704	Fixtures-Display	3/13/2014
10	99232	DXL	FF-S	50415	Fixtures-Display	3/27/2014
10	99232	DXL	FF-S	50574	Fixtures-Display	4/14/2014
10	99232	DXL	FF-S	0495151-IN	Tailor Shop Equip	3/13/2014
10	99232	DXL	FF-S	0495155-IN	Tailor Shop Equip	3/13/2014
10	99232	DXL	FF-S	3167	Fixtures-Pool Table	3/4/2014
10	99232	DXL	FF-S	20022	Fixtures-Display	3/13/2014
10	99232	DXL	FF-S	DI 668630	Fixtures-Shoe Fixtures	3/13/2014
10	99232	DXL	FF-S	123731	Fixtures-Mannequins	2/12/2014
10	99232	DXL	FF-S	20666	Fixtures-Shelving	1/24/2014
10	99232	DXL	FF-S	20683	Fixtures-Shelving	4/14/2014
10	99232	DXL	FF-S	120155	Fixtures-Display	1/27/2014
10	99232	DXL	FF-S	120672	Fixtures-Display	3/13/2014
10	99232	DXL	FF-S	120698	Fixtures-Display	3/13/2014
10	99232	DXL	FF-S	120709	Fixtures-Display	3/13/2014
10	99232	DXL	FF-S	120899	Fixtures-Display	3/27/2014
10	99232	DXL	FF-S	038936	Fixtures-Display	2/21/2014
10	99232	DXL	FF-S	038937	Fixtures-Display	2/21/2014
10	99232	DXL	FF-S	038939	Fixtures-Display	2/21/2014
10	99232	DXL	FF-S	039330	Fixtures-Display	3/13/2014
10	99232	DXL	FF-S	039696	Fixtures-Display	4/14/2014
10	99232	DXL	FF-S	039712	Fixtures-Display	4/14/2014
10	99232	DXL	FF-S	LNL6188	Fixtures-Headsets	3/31/2014
10	99232	DXL	FF-S	144630	Fixtures-Shelving	2/21/2014
10	99232	DXL	FF-S	13078	Fixtures-Lighting	2/12/2014
10	99232	DXL	FF-S	0310-99042	Fixtures-Display Cabinet	3/18/2014
10	99232	DXL	FF-S	37029	Fixtures-Display	3/13/2014
10	99232	DXL	FF-S	31263	Fixtures-Furniture	2/21/2014
10	99232	DXL	FF-S	1056744	Fixtures-Shoe Fixtures	3/13/2014
10	99232	DXL	FF-S	8533576	Fixtures-Shoe Fixtures	3/13/2014
10	99232	DXL	FF-S	241787362	Fixtures-Furniture Frt	3/10/2014
10	99232	DXL	FF-S	A27722-0	Fixtures-Track	12/4/2013
10	99232	DXL	FF-S	30538	Fixtures-Hangers	2/20/2014
10	99232	DXL	FF-S	0495857-IN	Tailor Shop Equip	3/6/2014
10	99232	DXL	FF-S	101564 RI	Fixtures-Ladders	2/21/2014
10	99232	DXL	FF-S	106605683	Fixtures-Stools	3/10/2014
10	99232	DXL	FF-S	106614643	Fixtures-Appliances	3/12/2014
10	99232	DXL	EQUIP-S	300253983	Cabling/Phones	2/1/2014
10	99232	DXL	FF-S	760494	Fixtures-Shoe Stands	2/13/2014
10	99232	DXL	HW-S	5278480-B	DSL	3/6/2014
10	99232	DXL	FF-S	059568	Fixtures-Display	2/13/2014
10	99232	DXL	FF-S	5374386	Fixtures	12/30/2013
10	99232	DXL	FF-S	100017112	Fixtures	3/5/2014
10	99232	DXL	LHI-S	51656201	Security System	3/10/2014
10	99232	DXL	LHI-S	51656202	Security System	3/10/2014
10	99232	DXL	FF-S	765165	Fixtures-Appliances	2/27/2014
10	99232	DXL	FF-S	I15580822	Fixtures-Furniture	12/30/2013
10	99232	DXL	FF-S	12012013	Fixtures-Lighting	12/1/2013
10	99232	DXL	HW-S	930619-G	Printer	1/17/2014
10	99232	DXL	HW-S	930872-G	Printer	1/20/2014
10	99232	DXL	HW-S	931128-G	Printer	1/20/2014
10	99232	DXL	FF-S	20683	Fixtures-Shelving	3/21/2014
10	99232	DXL	FF-S	039696	Fixtures-Display	3/31/2014
10	99232	DXL	FF-S	039712	Fixtures-Display	3/31/2014
10	99232	DXL	FF-S	50574	Fixtures-Display	3/20/2014
10	99232	DXL	FF-S	48705	Fixtures-Display	12/3/2013
10	99232	DXL	FF-S	161403655	Fixtures-Display Frt	3/24/2014
10	99232	DXL	FF-S	114087697	Fixtures-Shelving Frt	3/11/2014
10	99232	DXL	SIGNS	27045	Signs	3/28/2014
10	99232	DXL	HW-S	5351090-G	DSL	4/2/2014

Equipment Location: 17395 Tomball Parkway Houston, TX 77070
10	99365	DXL	FF-S	48302	Fixtures-Display	1/24/2014
10	99365	DXL	FF-S	48317	Fixtures-Display	1/28/2014
10	99365	DXL	FF-S	49502	Fixtures-Display	2/12/2014
10	99365	DXL	FF-S	0493816-IN	Tailor Shop Equip	1/28/2014
10	99365	DXL	FF-S	0493817-IN	Tailor Shop Equip	1/28/2014
10	99365	DXL	FF-S	3154	Fixtures-Pool Table	1/31/2014
10	99365	DXL	FF-S	19788	Fixtures-Display	12/30/2013
10	99365	DXL	FF-S	Dl 664027	Fixtures-Shoe Fixtures	1/28/2014
10	99365	DXL	SIGNS	05.22993-0	Signs	1/30/2014
10	99365	DXL	FF-S	123215	Fixtures-Mannequins	2/12/2014
10	99365	DXL	FF-S	20661	Fixtures-Shelving	12/17/2013
10	99365	DXL	FF-S	119996	Fixtures-Display	12/30/2013
10	99365	DXL	FF-S	120193	Fixtures-Display	1/28/2014
10	99365	DXL	FF-S	120313	Fixtures-Display	2/12/2014
10	99365	DXL	FF-S	038576	Fixtures-Display	1/24/2014
10	99365	DXL	FF-S	038587	Fixtures-Display	1/28/2014
10	99365	DXL	FF-S	038935	Fixtures-Display	2/21/2014
10	99365	DXL	FF-S	LNL5903	Fixtures-Headsets	1/31/2014
10	99365	DXL	FF-S	143700	Fixtures-Shelving	12/17/2013
10	99365	DXL	FF-S	1227-96369	Fixtures-Display Cabinet	1/17/2014
10	99365	DXL	FF-S	020314	Fixtures-Display Cabinet	2/4/2014
10	99365	DXL	FF-S	227-96369A	Fixtures-Display Cabinet	3/13/2014
10	99365	DXL	FF-S	36619	Fixtures-Display	2/12/2014
10	99365	DXL	FF-S	37192	Fixtures-Display	3/27/2014
10	99365	DXL	FF-S	31188	Fixtures-Furniture	3/13/2014
10	99365	DXL	FF-S	31188	Fixtures-Furniture	3/13/2014
10	99365	DXL	FF-S	1055966	Fixtures-Shoe Fixtures	1/28/2014
10	99365	DXL	FF-S	8524928	Fixtures-Shoe Fixtures	2/12/2014
10	99365	DXL	FF-S	040122201	Fixtures-Display Frt	12/17/2013
10	99365	DXL	FF-S	161314770	Fixtures-Display Frt	12/17/2013
10	99365	DXL	FF-S	30722-0	Fixtures-Track	10/30/2013
10	99365	DXL	FF-S	3034555	Fixtures-Hangers	10/16/2013
10	99365	DXL	FF-S	0494521-IN	Tailor Shop Equip	2/3/2014
10	99365	DXL	FF-S	101406RI	Fixtures-Ladders	1/13/2014
10	99365	DXL	EQUIP-S	1114833	Cabling/Phones	3/7/2014

EXHIBIT A TO EQUIPMENT SECURITY NOTE NO. 17608-70014

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date
10	99365	DXL	FF-S	106371903	Fixtures-Stools	12/23/2013
10	99365	DXL	FF-S	106378788	Fixtures-Appliances	12/27/2013
10	99365	DXL	FF-S	106601492	Fixtures-Lockers	3/7/2014
10	99365	DXL	EQUIP-S	297088658	Cabling/Phones	12/1/2013
10	99365	DXL	FF-S	760245	Fixtures-Shoe Stands	1/9/2014
10	99365	DXL	HW-S	5194302-F	DSL	2/4/2014
10	99365	DXL	FF-S	059086	Fixtures-Display	1/9/2014
10	99365	DXL	FF-S	5373309	Fixtures	12/16/2013
10	99365	DXL	FF-S	SHW946899	Fixtures	12/10/2013
10	99365	DXL	LHI-S	51425029	Security System	1/31/2014
10	99365	DXL	LHI-S	51476635	Security System	2/17/2014
10	99365	DXL	FF-S	344673	Fixtures-Appliances	1/8/2014
10	99365	DXL	HW-S	930619-A	Printer	1/17/2014
10	99365	DXL	HW-S	930872-A	Printer	1/20/2014
10	99365	DXL	HW-S	931128-A	Printer	1/20/2014
10	99365	DXL	FF-S	I15611770	Fixtures-Furniture	1/2/2014

Equipment Location: 72-840 Highway 111 Palm Desert, CA 92260
10	99744	DXL	FF-S	013460	Fixtures-Chairs	10/9/2013
10	99744	DXL	FF-S	48298	Fixtures-Display	1/28/2014
10	99744	DXL	FF-S	48303	Fixtures-Display	1/28/2014
10	99744	DXL	FF-S	49665	Fixtures-Display	2/21/2014
10	99744	DXL	FF-S	49550	Fixtures-Display	3/27/2014
10	99744	DXL	FF-S	0493243-IN	Tailor Shop Equip	1/28/2014
10	99744	DXL	FF-S	0493244-IN	Tailor Shop Equip	1/28/2014
10	99744	DXL	FF-S	3155	Fixtures-Pool Table	1/31/2014
10	99744	DXL	FF-S	19743	Fixtures-Display	12/19/2013
10	99744	DXL	FF-S	19959	Fixtures-Display	2/21/2014
10	99744	DXL	FF-S	DI 663735	Fixtures-Shoe Fixtures	1/28/2014
10	99744	DXL	SIGNS	005.22938	Signs	1/31/2014
10	99744	DXL	FF-S	123214	Fixtures-Mannequins	2/12/2014
10	99744	DXL	FF-S	123799	Fixtures-Mannequins	2/12/2014
10	99744	DXL	FF-S	20660	Fixtures-Shelving	12/19/2013
10	99744	DXL	FF-S	120151	Fixtures-Display	1/28/2014
10	99744	DXL	FF-S	120152	Fixtures-Display	1/28/2014
10	99744	DXL	FF-S	120311	Fixtures-Display	2/12/2014
10	99744	DXL	FF-S	120341	Fixtures-Display	2/12/2014
10	99744	DXL	FF-S	120354	Fixtures-Display	2/12/2014
10	99744	DXL	FF-S	120403	Fixtures-Display	2/12/2014
10	99744	DXL	FF-S	120431	Fixtures-Display	2/12/2014
10	99744	DXL	FF-S	120432	Fixtures-Display	2/12/2014
10	99744	DXL	FF-S	120447	Fixtures-Display	2/12/2014
10	99744	DXL	FF-S	038932	Fixtures-Display	2/21/2014
10	99744	DXL	FF-S	038934	Fixtures-Display	2/21/2014
10	99744	DXL	FF-S	038933	Fixtures-Display	3/13/2014
10	99744	DXL	FF-S	038933	Fixtures-Display	3/13/2014
10	99744	DXL	FF-S	LNL5905	Fixtures-Headsets	1/31/2014
10	99744	DXL	FF-S	143020	Fixtures-Shelving	12/19/2013
10	99744	DXL	FF-S	13077	Fixtures-Lighting	2/12/2014
10	99744	DXL	FF-S	1202-95464	Fixtures-Display Cabinet	1/17/2014
10	99744	DXL	FF-S	020314	Fixtures-Display Cabinet	2/4/2014
10	99744	DXL	FF-S	202-95464A	Fixtures-Display Cabinet	3/13/2014
10	99744	DXL	FF-S	37006	Fixtures-Display	3/14/2014
10	99744	DXL	FF-S	37141	Fixtures-Display	3/27/2014
10	99744	DXL	FF-S	37149	Fixtures-Display	3/27/2014
10	99744	DXL	FF-S	31137	Fixtures-Furniture	3/13/2014
10	99744	DXL	FF-S	31137	Fixtures-Furniture	3/13/2014
10	99744	DXL	FF-S	1056013	Fixtures-Shoe Fixtures	1/28/2014
10	99744	DXL	FF-S	161403272	Fixtures-Display Frt	3/12/2014
10	99744	DXL	FF-S	30663-0	Fixtures-Track	10/3/2013
10	99744	DXL	FF-S	02262014	Fixtures-Hangers	2/26/2014
10	99744	DXL	FF-S	0493926-IN	Tailor Shop Equip	1/20/2014
10	99744	DXL	FF-S	101391RI	Fixtures-Ladders	1/10/2014
10	99744	DXL	EQUIP-S	1114834	Cabling/Phones	3/7/2014
10	99744	DXL	FF-S	106295735	Fixtures-Stools	11/26/2013
10	99744	DXL	FF-S	106301723	Fixtures-Lockers	11/29/2013
10	99744	DXL	FF-S	106300492	Fixtures-Lockers	11/27/2013
10	99744	DXL	FF-S	106305805	Fixtures-Lockers	12/3/2013
10	99744	DXL	EQUIP-S	297088658	Cabling/Phones	12/1/2013
10	99744	DXL	FF-S	760212	Fixtures-Shoe Stands	1/7/2014
10	99744	DXL	HW-S	5278480-C	DSL	3/6/2014
10	99744	DXL	HW-S	5278480-G	DSL	3/6/2014
10	99744	DXL	FF-S	059066	Fixtures-Display	1/8/2014
10	99744	DXL	FF-S	5377024	Fixtures	1/30/2014
10	99744	DXL	FF-S	SHW953862	Fixtures	1/2/2014
10	99744	DXL	LHI-S	51476653	Security System	2/17/2014
10	99744	DXL	LHI-S	51476654	Security System	2/17/2014
10	99744	DXL	FF-S	104256	Fixtures-Appliances	1/21/2014
10	99744	DXL	FF-S	I15170615	Fixtures-Furniture Frt	12/5/2013
10	99744	DXL	FF-S	I15248581	Fixtures-Furniture	12/10/2013
10	99744	DXL	FF-S	12012013	Fixtures-Lighting	12/1/2013

Equipment Location: 12125 N Parker Ave Portland, OR 97217
10	99752	DXL	FF-S	013624	Fixtures-Chairs	12/26/2013
10	99752	DXL	FF-S	48273	Fixtures-Display	12/30/2013
10	99752	DXL	FF-S	48306	Fixtures-Display	1/28/2014
10	99752	DXL	FF-S	0493668-IN	Tailor Shop Equip	1/28/2014
10	99752	DXL	FF-S	0493669-IN	Tailor Shop Equip	1/28/2014
10	99752	DXL	FF-S	3155	Fixtures-Pool Table	1/31/2014
10	99752	DXL	FF-S	19792	Fixtures-Display	1/27/2014
10	99752	DXL	FF-S	DI 662739	Fixtures-Shoe Fixtures	3/13/2014
10	99752	DXL	SIGNS	05.23109-0	Signs	1/31/2014
10	99752	DXL	FF-S	122925	Fixtures-Mannequins	1/28/2014
10	99752	DXL	FF-S	20655	Fixtures-Shelving	11/25/2013
10	99752	DXL	FF-S	119666	Fixtures-Display	12/30/2013
10	99752	DXL	FF-S	120089	Fixtures-Display	1/27/2014
10	99752	DXL	FF-S	120127	Fixtures-Display	1/27/2014
10	99752	DXL	FF-S	120160	Fixtures-Display	1/28/2014
10	99752	DXL	FF-S	038574	Fixtures-Display	1/27/2014
10	99752	DXL	FF-S	038583R	Fixtures-Display	1/28/2014

EXHIBIT A TO EQUIPMENT SECURITY NOTE NO. 17608-70014

Company	Division	Type	Asset Type	Invoice	Description	Insrv Date
10	99752	DXL	FF-S	038923	Fixtures-Display	2/21/2014
10	99752	DXL	FF-S	LNL5861	Fixtures-Headsets	1/20/2014
10	99752	DXL	FF-S	143030	Fixtures-Shelving	12/13/2013
10	99752	DXL	FF-S	143031	Fixtures-Shelving	12/19/2013
10	99752	DXL	FF-S	13-96037	Fixtures-Display Cabinet	12/17/2013
10	99752	DXL	FF-S	36613	Fixtures-Display	2/12/2014
10	99752	DXL	FF-S	37118	Fixtures-Display	3/14/2014
10	99752	DXL	FF-S	37153	Fixtures-Display	3/27/2014
10	99752	DXL	FF-S	31111	Fixtures-Furniture	1/28/2014
10	99752	DXL	FF-S	1055842	Fixtures-Shoe Fixtures	1/27/2014
10	99752	DXL	FF-S	216573816	Fixtures-Display Frt	12/19/2013
10	99752	DXL	FF-S	216546935	Fixtures-Display Frt	12/20/2013
10	99752	DXL	FF-S	30736-0	Fixtures-Track	11/1/2013
10	99752	DXL	FF-S	30736-1	Fixtures-Track	11/8/2013
10	99752	DXL	FF-S	02262014	Fixtures-Hangers	2/26/2014
10	99752	DXL	FF-S	0495860-IN	Tailor Shop Equip	3/6/2014
10	99752	DXL	FF-S	101361RI	Fixtures-Ladders	12/31/2013
10	99752	DXL	EQUIP-S	1112419	Cabling/Phones	2/18/2014
10	99752	DXL	FF-S	106363738	Fixtures-Stools	12/19/2013
10	99752	DXL	FF-S	106367260	Fixtures-Lockers	12/20/2013
10	99752	DXL	FF-S	106371098	Fixtures-Appliances	12/23/2013
10	99752	DXL	FF-S	106433550	Fixtures-Lockers	1/16/2014
10	99752	DXL	FF-S	760171	Fixtures-Shoe Stands	12/26/2013
10	99752	DXL	HW-S	5194302-H	DSL	2/4/2014
10	99752	DXL	HW-S	5278480-D	DSL	3/6/2014
10	99752	DXL	FF-S	059001	Fixtures-Display	12/23/2013
10	99752	DXL	FF-S	5370991	Fixtures	11/22/2013
10	99752	DXL	FF-S	SHW933857	Fixtures	11/21/2013
10	99752	DXL	LHI-S	51385990	Security System	1/27/2014
10	99752	DXL	LHI-S	51385991	Security System	1/27/2014
10	99752	DXL	FF-S	199862	Fixtures-Appliances	12/23/2013
10	99752	DXL	FF-S	I15028158	Fixtures-Furniture Frt	11/26/2013
10	99752	DXL	FF-S	I15132529	Fixtures-Furniture	12/4/2013
10	99752	DXL	FF-S	12012013	Fixtures-Lighting	12/1/2013

Equipment Location: 1960 Bypass Road West Humble, TX 77338
10	99867	DXL	FF-S	48315	Fixtures-Display	1/28/2014
10	99867	DXL	FF-S	49551	Fixtures-Display	2/12/2014
10	99867	DXL	FF-S	0493759-IN	Tailor Shop Equip	1/28/2014
10	99867	DXL	FF-S	0493760-IN	Tailor Shop Equip	1/28/2014
10	99867	DXL	FF-S	3154	Fixtures-Pool Table	1/31/2014
10	99867	DXL	FF-S	19790	Fixtures-Display	1/24/2014
10	99867	DXL	FF-S	DI 663739	Fixtures-Shoe Fixtures	1/28/2014
10	99867	DXL	SIGNS	05.23093-0	Signs	2/12/2014
10	99867	DXL	FF-S	122923	Fixtures-Mannequins	1/28/2014
10	99867	DXL	FF-S	120153	Fixtures-Display	1/28/2014
10	99867	DXL	FF-S	120270	Fixtures-Display	1/28/2014
10	99867	DXL	FF-S	120312	Fixtures-Display	2/12/2014
10	99867	DXL	FF-S	120326	Fixtures-Display	2/12/2014
10	99867	DXL	FF-S	120363	Fixtures-Display	2/12/2014
10	99867	DXL	FF-S	120375	Fixtures-Display	2/12/2014
10	99867	DXL	FF-S	038575	Fixtures-Display	1/24/2014
10	99867	DXL	FF-S	038586	Fixtures-Display	1/28/2014
10	99867	DXL	FF-S	038929	Fixtures-Display	2/21/2014
10	99867	DXL	FF-S	039336	Fixtures-Display	3/13/2014
10	99867	DXL	FF-S	LNL5904	Fixtures-Headsets	1/31/2014
10	99867	DXL	FF-S	13059	Fixtures-Lighting	1/28/2014
10	99867	DXL	FF-S	1227-96371	Fixtures-Display Cabinet	1/17/2014
10	99867	DXL	FF-S	020314	Fixtures-Display Cabinet	2/4/2014
10	99867	DXL	FF-S	227-96371A	Fixtures-Display Cabinet	3/25/2014
10	99867	DXL	FF-S	36606	Fixtures-Display	2/12/2014
10	99867	DXL	FF-S	37150	Fixtures-Display	3/27/2014
10	99867	DXL	FF-S	37163	Fixtures-Display	3/27/2014
10	99867	DXL	FF-S	31152	Fixtures-Furniture	2/12/2014
10	99867	DXL	FF-S	1055965	Fixtures-Shoe Fixtures	1/28/2014
10	99867	DXL	FF-S	040098558	Fixtures-Display Frt	12/10/2013
10	99867	DXL	FF-S	118874164	Tailor Shop Equip Frt	1/15/2014
10	99867	DXL	FF-S	0494520-IN	Tailor Shop Equip	2/3/2014
10	99867	DXL	FF-S	101392RI	Fixtures-Ladders	1/10/2014
10	99867	DXL	EQUIP-S	1114832	Cabling/Phones	3/7/2014
10	99867	DXL	FF-S	106593741	Fixtures-Lockers	3/5/2014
10	99867	DXL	FF-S	760244	Fixtures-Shoe Stands	1/9/2014
10	99867	DXL	FF-S	14096003	Fixtures-Furniture	2/3/2014
10	99867	DXL	HW-S	5194302-E	DSL	2/4/2014
10	99867	DXL	HW-S	5278480-I	DSL	3/6/2014
10	99867	DXL	FF-S	059087	Fixtures-Display	1/9/2014
10	99867	DXL	EQUIP-S	480889	Music System	1/27/2014
10	99867	DXL	LHI-S	51446240	Security System	2/10/2014
10	99867	DXL	LHI-S	51446241	Security System	2/10/2014
10	99867	DXL	FF-S	345460	Fixtures-Appliances	1/8/2014

As more fully described in the electronic disk provided to Lender by Borrower.

Destination XL Group, Inc.

By:	/s/ Peter H. Stratton, Jr.
Title:	Chief Financial Officer

EXHIBIT B EQUIPMENT SECURITY NOTE NO. 17608-70014

STORE	LOCATION	CENTER NAME	ADDRESS1	CITY	ST	ZIP CODE
10	99232	DXL	BELDEN WHIPPLE CTR 5106 WHIPPLE HIGHWAY	CANTON	OH	44718
10	99365	DXL	WILLOWBROOK PLAZA 17395 TOMBALL PARKWAY SPACE 3B	HOUSTON (WILLOWBROOK)	TX	77070
10	99744	DXL	WESTFIELD MALL 72-840 HIGHWAY 111 #2470	PALM DESERT	CA	92260
10	99752	DXL	JANTZEN BEACH CENTER 12125 N PARKER AVE	JANTZEN BEACH (PORTLAND)	OR	97217
10	99867	DXL	HUMBLEWOOD SHOPPING CENTER 10010 FM 1960 BYPASS ROAD WEST	HUMBLE	TX	77338

Destination XL Group, Inc.

By:	/s/ Peter H. Stratton, Jr.

Title:	Chief Financial Officer